Exhibit 99.1

Supplemental Financial Report for Quarter Ended June 30, 2019

AMERICA FIRST MULTIFAMILY INVESTORS, L.P.

All statements in this document other than statements of historical facts, including statements regarding our future results of operations and financial position, business strategy and plans and objectives of management for future operations, are forward-looking statements. When used, statements which are not historical in nature, including those containing words such as “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” and similar expressions, are intended to identify forward-looking statements. We have based forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition and results of operations. This document may also contain estimates and other statistical data made by independent parties and by us relating to market size and growth and other industry data. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. We have not independently verified the statistical and other industry data generated by independent parties contained in this supplement and, accordingly, we cannot guarantee their accuracy or completeness. In addition, projections, assumptions and estimates of our future performance and the future performance of the industries in which we operate are necessarily subject to a high degree of uncertainty and risk due to a variety of factors, including those described under the headings “Item 1A Risk Factors” in our 2018 Annual Report on Form 10-K for the year ended December 31, 2018.  These forward-looking statements are subject to various risks and uncertainties and America First Multifamily Investors, L.P. expressly disclaims any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Most, but not all, of the selected financial information furnished herein is derived from the America First Multifamily Investors, L.P.’s (“ATAX” or “Partnership”) consolidated financial statements and related notes prepared in accordance with GAAP and management’s discussion and analysis of financial condition and results of operations included in the Partnership’s reports on Forms 10-K and 10-Q. The Partnership’s annual consolidated financial statements were subject to an independent audit, dated February 28, 2019.

Disclosure Regarding Non-GAAP Measures

This document refers to certain financial measures that are identified as non-GAAP. We believe these non-GAAP measures are helpful to investors because they are the key information used by management to analyze our operations. This supplemental information should not be considered in isolation or as a substitute for the related GAAP measures.

Please see the consolidated financial statements we filed with the Securities and Exchange Commission on Forms 10-K and 10-Q.  Our GAAP consolidated financial statements can be located upon searching for the Partnership’s filings at www.sec.gov.

PARTNERSHIP FINANCIAL INFORMATION

TABLE OF CONTENTS

Pages
Supplemental Letter from the CEO	4
Quarterly Fact Sheet	5
Financial Performance Trend Graphs	6-13
Other Partnership Information	14
Partnership Financial Statements	15-17
Partnership Financial Measures and Schedules	18-23

AMERICA FIRST MULTIFAMILY INVESTORS L.P.

SUPPLEMENTAL LETTER FROM THE CEO

During Q2 2019, ATAX continued to focus its efforts to “fine tune” the Balance Sheet.  The results are as follows:

As of and for the three months ended June 30, 2019:

•	Total assets of $1.0 billion,
•	Total Mortgage Revenue Bond (“MRB”) investments of $759.5 million,
•	Total revenues of $14.3 million,
•	Net income, basic and diluted, of $0.05 per Beneficial Unit Certificate (“BUC”), and
•	Cash Available for Distribution of $0.08 per BUC.

For the six months ended June 30, 2019:

•	Total revenues of $32.0 million for YTD June 30, 2019, compared to $32.2 million for the comparable period in 2018,
•	Net income, basic and diluted, of $0.13 per BUC for YTD June 30, 2019 and $0.13 per BUC for the comparable period in 2018, and
•	Cash Available for Distribution of $0.19 per BUC for the YTD June 30, 2019 and $0.19 per BUC for the comparable period in 2018.

The Partnership reported the following notable transactions during the first quarter of 2019:

•	Acquired two MRB investments totaling approximately $13.2 million,
•	Increased its Investment in unconsolidated entities by approximately $10.7 million, and
•	Redeemed one MRB investment for approximately $6.2 million.

In May 2019, the Partnership executed one new Term Tender Option Bond (“TOB”) debt financing with Morgan Stanley for approximately $13.2 million.  This represents the first debt financing transaction with this investment back. We are pleased with the new relationship we have developed with Morgan Stanley.  This reflects our efforts to diversify the Partnership’s sources of debt financings to provide greater value to our BUC holders.

Thank you for your continued support of ATAX!

Chad Daffer

Chief Executive Officer

4

SECOND QUARTER 2019 FACT SHEET

PARTNERSHIP DETAILS

ATAX was formed for the primary purpose of acquiring a portfolio of MRBs that are issued to provide construction and/or permanent financing of multifamily residential properties.  We continue to expect most of the interest paid on these MRBs to be excludable from gross income for federal income tax purposes. We continue to pursue a business strategy of acquiring additional MRBs and other investments on a leveraged basis.  We also invest in other securities which, if not secured by a direct or indirect interest in a multifamily property, must be rated in one of the four highest rating categories by at least one nationally recognized securities rating agency.  We have also acquired interests in multifamily projects (“MF Properties”) to position ourselves for future investments in MRBs issued to finance these properties.  In addition, we have invested in equity interests in multifamily, market rate projects throughout the U.S.

(As of June 30, 2019)
Symbol (NASDAQ)	ATAX
Annual Distribution	$0.50
Price	$7.12
Yield	7.0%

BUCs Outstanding (including Restricted Units)	60,691,467
Market Capitalization	$432,123,245
52-week BUC price range	$5.20 to $7.36

Partnership Financial Information for the Q2 2019 ($’s in 000’s, except per BUC)

Total Revenue	$14,346
Net Income – ATAX Partnership	$3,886
Total Assets	$1,000,680
Leverage Ratio[1]	61%
Cash Available for Distribution (“CAD”)[2]	$4,610
Distribution Declared per BUC[3]	$0.125

[1]

Our overall leverage ratio is calculated as total outstanding debt divided by total partnership assets using the carrying value of the MRBs, PHC Certificates, property loans, taxable MRBs, initial finance costs, and the MF Properties at cost.

[2]

Management utilizes a calculation of Cash Available for Distribution (“CAD”) to assess the Partnership’s operating performance. This is a non-GAAP financial measure and a reconciliation of our GAAP net income to CAD for the last eight fiscal quarters is provided on page 18 of the Supplement herein.

[3]

The most recent distribution was paid on July 31, 2019 for BUC holders of record as of June 28, 2019. The distribution is payable to BUC holders of record as of the last business day of the quarter end and ATAX trades ex-dividend two days prior to the record date, with a payable date of the last business day of the subsequent month.

5

ATAX ASSET PROFILE

At June 30, 2019

6

ATAX MORTGAGE REVENUE BOND PROFILE

•	Total mortgage revenue bonds, core assets of ATAX, have increased to 76% of Total Assets at June 30, 2019, from 35% of Total Assets at December 31, 2012.

7

ATAX FINANCING PROFILE

At June 30, 2019

8

DEBT FINANCING, NET ($’s in 000’s)

INTEREST RATE SENSITIVITY ANALYSIS1

Description	- 25 basis points	+ 50 basis points	+ 100 basis points	+ 150 basis points	+ 200 basis points
TOB & Term A/B Debt Financings	$47,695	$(98,064)	$(191,327)	$(286,147)	$(381,120)
TEBS Debt Financings	192,057	(394,811)	(609,826)	(792,329)	(975,195)
Other Investment Financings	45,362	(90,680)	(181,301)	(271,864)	(362,368)
Total	$285,114	$(583,555)	$(982,454)	$(1,350,340)	$(1,718,683)

[1]	Represents the change over the next 12 months assuming an immediate shift in rates and management does not adjust its strategy in response.

9

ATAX ASSETS HELD - $’s AND LEVERAGE %’s

[1]	Total outstanding debt divided by total assets using the carrying value of the MRBs, PHC Certificates, property loans, taxable MRBs, initial finance costs and the MF Properties at cost.

10

REVENUE AND OTHER INCOME TRENDS

Highlighted transactions recorded during the past eight quarters include the following:

•

During the second quarter of 2019, we recognized contingent interest of $30,000.  No Tier 2 income was paid to the General Partner for this item as it related to a fourth quarter 2018 transaction and the maximum annual Tier 2 distribution was met in 2018.

•	During the first quarter of 2019, we recognized contingent interest of approximately $3.0 million. Tier 2 income paid to the General Partner for this item was approximately $753,000.
•

During the fourth quarter of 2018, we recognized a gain on the sale of an investment in an unconsolidated entity of approximately $2.9 million and contingent interest of approximately $5.1 million. No Tier 2 income was paid to the General Partner for these items as the maximum annual Tier 2 distribution was met.

•

During the third quarter of 2018, we recognized a gain on the sale of Jade Park (an MF Property) of approximately $4.1 million before direct and indirect expense and contingent interest of approximately $4.2 million. Tier 2 income paid to the General Partner for these items was approximately $2.1 million.

•

During the fourth quarter of 2017, we recognized gains on the sale of approximately $6.7 million, net of income taxes and before direct and indirect expense, from the sale of three MF Properties and contingent interest of approximately $2.9 million. Tier 2 income paid to the General Partner for these items was approximately $874,000.

11

OPERATING EXPENSE TRENDS

•	Since July 1, 2017, the ratio of “Salaries and benefits” and “General and administrative” expenses has averaged approximately 0.36% of Total Assets on a quarterly basis.

12

PERFORMANCE TRENDS

•	In 2019, we realized approximately $3.0 million of contingent interest. Approximately $753,000 was allocated to the General Partner and approximately $2.3 million was allocated to the BUC holders.
•

In 2018, we realized approximately $9.3 million of contingent interest, gains on sale of real estate assets of approximately $4.1 million, and gains on sale of an investment in an unconsolidated entity of approximately $2.9 million. Approximately $2.1 million was allocated to the General Partner and approximately $14.2 million was allocated to the BUC holders.

•

In 2017, we realized approximately $3.1 million of contingent interest and gains on sale of real estate assets of approximately $10.9 million, net of tax. Approximately $2.0 million was allocated to the General Partner and approximately $12.0 million was allocated to the BUC holders.

13

OTHER PARTNERSHIP INFORMATION

Corporate Office:		Transfer Agent:
1004 Farnam Street		American Stock Transfer & Trust Company
Suite 400		59 Maiden Lane
Omaha, NE 68102		Plaza Level
Phone:	402-444-1630	New York, NY 10038
Investor Services:	402-930-3098	Phone: 718-921-8124
K-1 Services:	855-4AT-AXK1	888-991-9902
Fax:	402-930-3047	Fax:718-236-2641
Web Site:	www.ataxfund.com
K-1 Services Email:	k1s@ataxfund.com
Ticker Symbol:	ATAX

Corporate Counsel:	Independent Accountants:
Barnes & Thornburg LLP	PwC
11 S. Meridian Street	1 North Wacker Drive
Indianapolis, IN 46204	Chicago, Illinois 60606

Burlington Capital LLC, General Partner of the General Partner for ATAX Board of Managers

Michael B. Yanney	Chairman Emeritus of the Board
Lisa Y. Roskens	Chairman of the Board
Dr. William S. Carter	Manager
Patrick J. Jung	Manager
George Krauss	Manager
Dr. Gail Yanney	Manager
Walter K. Griffith	Manager
Senator Michael Johanns	Manager

Corporate Officers
Chief Executive Officer – Chad L. Daffer
Chief Financial Officer – Craig S. Allen

14

Partnership Financial Statements and Information Schedules

AMERICA FIRST MULTIFAMILY INVESTORS, L.P. BALANCE SHEETS

	June 30, 2019	December 31, 2018
Assets
Cash and cash equivalents	$13,821,980	$32,001,925
Restricted cash	1,324,599	1,266,686
Interest receivable, net	7,219,825	7,011,839
Mortgage revenue bonds held in trust, at fair value	700,955,326	645,258,873
Mortgage revenue bonds, at fair value	58,571,381	86,894,562
Public housing capital fund trusts, at fair value	46,516,154	48,672,086
Real estate assets:
Land and improvements	4,971,665	4,971,665
Buildings and improvements	71,952,872	71,897,070
Real estate assets before accumulated depreciation	76,924,537	76,868,735
Accumulated depreciation	(13,906,894)	(12,272,387)
Net real estate assets	63,017,643	64,596,348
Investments in unconsolidated entities	96,825,273	76,534,306
Property loans, net of loan loss allowance	7,593,377	15,961,012
Other assets	4,834,247	4,515,609
Total Assets	$1,000,679,805	$982,713,246

Liabilities
Accounts payable, accrued expenses and other liabilities	$8,226,042	$7,543,822
Distribution payable	7,663,064	7,576,167
Unsecured lines of credit	23,200,000	35,659,200
Debt financing, net	519,348,651	505,663,565
Mortgages payable and other secured financing, net	27,127,554	27,454,375
Total Liabilities	585,565,311	583,897,129
Redeemable preferred units	94,368,401	94,350,376
Partners' Capital
General Partner	507,393	344,590
Beneficial Unit Certificate holders	320,238,700	304,121,151
Total Partners' Capital	320,746,093	304,465,741
Total Liabilities and Partners' Capital	$1,000,679,805	$982,713,246

16

AMERICA FIRST MULTIFAMILY INVESTORS, L.P. INCOME STATEMENTS

	For The Three Months Ended June 30, 2019	For The Three Months Ended June 30, 2018	For The Six Months Ended June 30, 2019	For The Six Months Ended June 30, 2018
Revenues:
Investment income	$12,074,669	$12,249,035	$24,482,545	$25,627,521
Property revenues	2,034,796	2,403,142	4,028,425	4,739,654
Contingent interest income	30,000	-	3,042,102	-
Other interest income	206,869	1,058,688	429,107	1,801,724
Other income	-	74,300	28,753	74,300
Total Revenues	14,346,334	15,785,165	32,010,932	32,243,199
Expenses:
Real estate operating (exclusive of items shown below)	919,256	1,290,487	2,096,074	2,685,980
Impairment of securities	-	831,062	-	831,062
Depreciation and amortization	819,804	921,816	1,640,612	1,828,131
Interest expense	6,206,935	6,349,554	12,601,855	11,696,631
General and administrative	2,496,798	3,041,125	5,275,389	5,852,970
Total Expenses	10,442,793	12,434,044	21,613,930	22,894,774
Income before income taxes	3,903,541	3,351,121	10,397,002	9,348,425
Income tax expense (benefit)	17,351	13,000	58,999	6,000
Net income - ATAX Partnership	$3,886,190	$3,338,121	$10,338,003	$9,342,425

Net income - ATAX Partnership	3,886,190	3,338,121	10,338,003	9,342,425
Redeemable preferred unit distributions and accretion	(717,763)	(717,762)	(1,435,526)	(1,435,525)
Net income available to Partners	$3,168,427	$2,620,359	$8,902,477	$7,906,900

Selected Segment Data (Partnership):
Revenue and Other Income
Mortgage Revenue Bond Investments	$10,247,302	$11,098,140	$20,690,715	$23,168,696
MF Properties	2,034,796	2,477,442	4,028,425	4,813,954
Public Housing Capital Fund Trusts	585,609	622,961	1,223,755	1,243,067
Other Investments	1,478,627	1,586,622	6,068,037	3,017,482
Total Revenue and Other Income	$14,346,334	$15,785,165	$32,010,932	$32,243,199
Expenses
Mortgage Revenue Bond Investments	$7,961,817	$8,789,850	$16,361,876	$16,560,811
MF Properties	2,109,793	2,572,867	4,540,556	5,272,109
Public Housing Capital Fund Trusts	384,502	1,076,658	766,465	1,050,642
Other Investments	4,032	7,669	4,032	17,212
Total Expenses	$10,460,144	$12,447,044	$21,672,929	$22,900,774
Net Income (loss) - ATAX Partnership
Mortgage Revenue Bond Investments	$2,285,485	$2,308,290	$4,328,839	$6,607,885
MF Properties	(74,997)	(95,425)	(512,131)	(458,155)
Public Housing Capital Fund Trusts	201,107	(453,697)	457,290	192,425
Other Investments	1,474,595	1,578,953	6,064,005	3,000,270
Income from continuing operations	$3,886,190	$3,338,121	$10,338,003	$9,342,425

17

AMERICA FIRST MULTIFAMILY INVESTORS, L.P.

CASH AVAILABLE FOR DISTRIBUTION (CAD) AND OTHER PERFORMANCE MEASURES

FOR THE THREE MONTHS ENDED

The following table contains reconciliations of the Partnership’s GAAP net income to its CAD:

	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017

Partnership net income	$3,886,190	$6,451,813	$13,914,049	$17,883,055	$3,338,121	$6,004,304	$15,647,453	$3,545,483
Change in fair value of derivatives and interest rate derivative amortization	83,217	306,591	363,481	(91,679)	(6,386)	(989,995)	(129,595)	66,917
Depreciation and amortization expense	819,804	820,808	863,534	864,600	921,816	906,315	1,090,599	1,259,055
Impairment of securities	-	-	-	309,958	831,062	-	761,960	-
Impairment charge on real estate assets	-	-	-	150,000	-	-	-	-
Amortization of deferred financing costs	369,701	361,305	368,165	409,420	430,687	464,772	444,299	577,413
Restricted units compensation expense	186,230	184,184	450,141	622,227	543,521	206,636	455,119	550,390
Deferred income taxes	(15,472)	(40,692)	(276,235)	-	-	34,000	(26,000)	(9,000)
Redeemable Series A Preferred Unit distribution and accretion	(717,763)	(717,763)	(717,762)	(717,763)	(717,762)	(717,763)	(701,664)	(523,682)
Bond purchase premium (discount) amortization (accretion), net of cash received	(1,486)	(38,952)	(3,214)	(3,513)	(3,808)	(4,098)	(193,530)	(26,270)
Tier 2 Income distributable to the General Partner	-	(753,025)	12,263	(2,074,381)	-	-	(873,893)	-
CAD	$4,610,421	$6,574,269	$14,974,422	$17,351,924	$5,337,251	$5,904,171	$16,474,748	$5,440,306

Weighted average number of BUCs outstanding, basic	60,426,177	60,426,177	60,143,725	59,907,123	59,937,300	60,124,333	59,895,229	59,811,578

Partnership Only:
Net income, basic and diluted, per BUC	$0.05	$0.08	$0.22	$0.25	$0.04	$0.09	$0.23	$0.05
CAD per BUC, basic	$0.08	$0.11	$0.25	$0.29	$0.09	$0.10	$0.27	$0.09
Distributions declared, per BUC	$0.125	$0.125	$0.125	$0.125	$0.125	$0.125	$0.125	$0.125

18

AMERICA FIRST MULTIFAMILY INVESTORS, L.P.

MORTGAGE REVENUE BOND INVESTMENT SCHEDULE

JUNE 30, 2019

			Base
		Maturity	Interest	Principal	Estimated
Property Name	Location	Date	Rate	Outstanding	Fair Value

15 West Apartments	Vancouver, WA	7/1/2054	6.25%	$9,705,769	$11,543,171
Arbors at Hickory Ridge	Memphis, TN	1/1/2049	6.25%	11,051,694	12,871,514
Avistar on the Boulevard - Series A	San Antonio, TX	3/1/2050	6.00%	15,853,096	18,037,450
Avistar at the Crest - Series A	San Antonio, TX	3/1/2050	6.00%	9,305,601	10,668,444
Avistar (February 2013 Acquisition) - Series B (2 Bonds)	San Antonio, TX	4/1/2050	9.00%	1,184,759	1,300,465
Avistar at the Oaks - Series A	San Antonio, TX	8/1/2050	6.00%	7,517,634	8,651,262
Avistar in 09 - Series A	San Antonio, TX	8/1/2050	6.00%	6,491,185	7,325,881
Avistar on the Hills - Series A	San Antonio, TX	8/1/2050	6.00%	5,193,916	6,000,543
Avistar (June 2013 Acquisition) - Series B (2 Bonds)	San Antonio, TX	9/1/2050	9.00%	992,351	1,081,819
Avistar at Copperfield - Series A	Houston, TX	5/1/2054	5.75%	13,977,000	15,951,683
Avistar at the Parkway - Series A	San Antonio, TX	5/1/2052	6.00%	13,052,064	14,806,296
Avistar at the Parkway - Series B	San Antonio, TX	6/1/2052	12.00%	124,457	160,970
Avistar at Wilcrest - Series A	Houston, TX	5/1/2054	5.75%	5,297,000	5,979,407
Avistar at Wood Hollow - Series A	Austin, TX	5/1/2054	5.75%	40,220,000	45,401,502
Bridle Ridge	Greer, SC	1/1/2043	6.00%	7,355,000	7,456,702
Brookstone	Waukegan, IL	5/1/2040	5.45%	8,822,702	9,541,357
Bruton	Dallas, TX	8/1/2054	6.00%	17,871,581	20,938,779
Columbia Gardens	Columbia, SC	12/1/2050	5.50%	12,993,000	15,055,362
Companion at Thornhill Apartments	Lexington, SC	1/1/2052	5.80%	11,237,585	12,622,582
Concord at Gulfgate - Series A	Houston, TX	2/1/2032	6.00%	19,061,355	22,119,228
Concord at Little York - Series A	Houston, TX	2/1/2032	6.00%	13,353,381	15,617,767
Concord at Williamcrest - Series A	Houston, TX	2/1/2032	6.00%	20,685,817	24,098,713
Copper Gate Apartments	Lafayette, IN	12/1/2029	6.25%	5,055,000	5,741,883
Courtyard Apartments - Series A	Fullerton, CA	12/1/2033	5.00%	10,189,356	11,483,046
Cross Creek	Beaufort, SC	3/1/2049	6.15%	8,022,618	8,661,558
Crossing at 1415 - Series A	San Antonio, TX	12/1/2052	6.00%	7,440,580	8,392,487
Decatur Angle	Fort Worth, TX	1/1/2054	5.75%	22,544,284	25,538,423
Esperanza at Palo Alto	San Antonio, TX	7/1/2058	5.80%	19,423,282	22,847,170
Gateway Village	Durham, NC	4/1/2032	6.10%	2,600,000	3,094,967
Glenview - Series A	Cameron Park, CA	12/1/2031	5.75%	4,558,288	5,257,948
Greens of Pine Glen - Series A	Durham, NC	10/1/2047	6.50%	7,984,000	8,834,296
Greens of Pine Glen - Series B	Durham, NC	10/1/2047	12.00%	932,030	1,081,328
Harden Ranch - Series A	Salinas, CA	3/1/2030	5.75%	6,738,723	7,879,583
Harmony Court Bakersfield - Series A	Bakersfield, CA	12/1/2033	5.00%	3,715,181	4,151,606
Harmony Terrace - Series A	Simi Valley, CA	1/1/2034	5.00%	6,877,203	7,788,459
Heights at 515 - Series A	San Antonio, TX	12/1/2052	6.00%	6,811,979	7,858,526
Heritage Square - Series A	Edinburg, TX	9/1/2051	6.00%	10,750,475	11,947,611
Las Palmas II - Series A	Coachella, CA	11/1/2033	5.00%	1,685,983	1,890,787

19

			Base
		Maturity	Interest	Principal	Estimated
Property Name	Location	Date	Rate	Outstanding	Fair Value

Live 929	Baltimore, MD	7/1/2049	5.78%	39,785,000	39,620,514
Lynnhaven Apartments	Durham, NC	4/1/2032	6.10%	3,450,000	4,046,149
Montclair - Series A	Lemoore, CA	12/1/2031	5.75%	2,469,479	2,830,023
Montecito at Williams Ranch - Series A	Salinas, CA	10/1/2034	5.50%	7,690,000	9,093,597
Montevista - Series A	San Pablo, CA	7/1/2036	5.75%	6,720,000	6,720,000
Montevista - Series B	San Pablo, CA	7/1/2021	5.75%	6,480,000	6,480,000
Oaks at Georgetown - Series A	Georgetown, TX	1/1/2034	5.00%	12,289,263	13,448,141
Ohio Bond - Series A	Ohio	6/1/2050	7.00%	13,923,000	13,971,063
Ohio Bond - Series B	Ohio	6/1/2050	10.00%	3,512,740	3,523,228
Pro Nova - 2014-1	Knoxville, TN	5/1/2034	6.00%	10,000,000	9,880,174
Renaissance - Series A	Baton Rouge, LA	6/1/2050	6.00%	11,063,332	12,841,535
Rosewood Townhomes - Series A	Goose Creek, SC	7/1/2055	5.75%	9,280,000	9,077,349
Rosewood Townhomes - Series B	Goose Creek, SC	8/1/2055	12.00%	470,000	471,573
Runnymede	Austin, TX	10/1/2042	6.00%	9,985,000	10,058,844
San Vicente - Series A	Soledad, CA	11/1/2033	5.00%	3,476,408	3,898,703
Santa Fe - Series A	Hesperia, CA	12/1/2031	5.75%	2,991,681	3,507,673
Seasons at Simi Valley - Series A	Simi Valley, CA	9/1/2032	5.75%	4,304,315	5,161,643
Seasons Lakewood - Series A	Lakewood, CA	1/1/2034	5.00%	7,325,716	8,226,063
Seasons San Juan Capistrano - Series A	San Juan Capistrano, CA	1/1/2034	5.00%	12,334,114	13,850,004
Silver Moon - Series A	Albuquerque, NM	8/1/2055	6.00%	7,792,815	8,951,985
Solano Vista - Series A	Vallejo, CA	1/1/2036	5.85%	2,665,000	3,252,237
Solano Vista - Series B	Vallejo, CA	1/1/2021	5.85%	3,103,000	3,097,712
South Pointe - Series A	Hanahan, SC	7/1/2055	5.75%	21,600,000	21,221,572
South Pointe - Series B	Hanahan, SC	8/1/2055	12.00%	1,100,000	1,103,128
Southpark	Austin, TX	12/1/2049	6.13%	13,155,000	14,123,982
Summerhill - Series A	Bakersfield, CA	12/1/2033	5.00%	6,397,482	7,118,863
Sycamore Walk - Series A	Bakersfield, CA	1/1/2033	5.25%	3,578,764	4,070,662
The Palms at Premier Park	Columbia, SC	1/1/2050	6.25%	18,943,154	21,337,697
The Village at Madera - Series A	Madera, CA	12/1/2033	5.00%	3,072,743	3,433,701
Tyler Park Townhomes	Greenfield, CA	1/1/2030	5.75%	5,870,954	6,658,966
Village at Avalon	Albuquerque, NM	1/1/2059	5.80%	16,356,115	18,812,026
Village at River's Edge	Columbia, SC	6/1/2033	6.00%	9,905,670	11,800,017
Vineyard Gardens - Series A	Oxnard, CA	1/1/2035	5.50%	3,995,000	4,681,808
Westside Village Market	Shafter, CA	1/1/2030	5.75%	3,836,656	4,394,907
Willow Run	Columbia, SC	12/1/2050	5.50%	12,811,000	14,844,596
Woodlynn Village	Maplewood, MN	11/1/2042	6.00%	4,197,000	4,235,997
Total Mortgage Revenue Bonds				$682,606,330	$759,526,707

20

OTHER INVESTMENTS

JUNE 30, 2019

Name	Weighted Average Lives	Weighted Avg. Coupon Rate	Principal Outstanding	Estimated Fair Value

Public Housing Capital Fund Trust Certificate I	5.99	5.38%	$24,913,137	$24,930,501
Public Housing Capital Fund Trust Certificate II	4.95	4.37%	6,769,666	6,687,536
Public Housing Capital Fund Trust Certificate III	6.34	5.13%	15,199,430	14,898,117
			$46,882,233	$46,516,154

21

AMERICA FIRST MULTIFAMILY INVESTORS, L.P.

MORTGAGE REVENUE BOND INVESTMENT SCHEDULE

DECEMBER 31, 2018

			Base
		Maturity	Interest	Principal	Estimated
Property Name	Location	Date	Rate	Outstanding	Fair Value

15 West Apartments	Vancouver, WA	7/1/2054	6.25%	$9,737,418	$11,217,907
Arbors at Hickory Ridge	Memphis, TN	1/1/2049	6.25%	11,115,410	12,594,151
Avistar on the Boulevard - Series A	San Antonio, TX	3/1/2050	6.00%	15,941,296	17,569,565
Avistar at the Crest - Series A	San Antonio, TX	3/1/2050	6.00%	9,357,374	10,393,662
Avistar (February 2013 Acquisition) - Series B (2 Bonds)	San Antonio, TX	4/1/2050	9.00%	1,188,251	1,266,240
Avistar at the Oaks - Series A	San Antonio, TX	8/1/2050	6.00%	7,558,240	8,265,210
Avistar in 09 - Series A	San Antonio, TX	8/1/2050	6.00%	6,526,247	7,052,186
Avistar on the Hills - Series A	San Antonio, TX	8/1/2050	6.00%	5,221,971	5,779,055
Avistar (June 2013 Acquisition) - Series B (2 Bonds)	San Antonio, TX	9/1/2050	9.00%	995,162	1,042,642
Avistar at Copperfield - Series A	Houston, TX	5/1/2054	5.75%	10,000,000	10,589,196
Avistar at Copperfield - Series B	Houston, TX	6/1/2054	12.00%	4,000,000	4,011,730
Avistar at the Parkway - Series A	San Antonio, TX	5/1/2052	6.00%	13,114,418	14,346,710
Avistar at the Parkway - Series B	San Antonio, TX	6/1/2052	12.00%	124,600	156,820
Avistar at Wilcrest - Series A	Houston, TX	5/1/2054	5.75%	3,775,000	3,981,263
Avistar at Wilcrest - Series B	Houston, TX	6/1/2054	12.00%	1,550,000	1,554,013
Avistar at Wood Hollow - Series A	Austin, TX	5/1/2054	5.75%	31,850,000	33,474,687
Avistar at Wood Hollow - Series B	Austin, TX	6/1/2054	12.00%	8,410,000	8,433,940
Bridle Ridge	Greer, SC	1/1/2043	6.00%	7,395,000	7,485,349
Brookstone	Waukegan, IL	5/1/2040	5.45%	8,876,298	9,388,086
Bruton	Dallas, TX	8/1/2054	6.00%	17,933,482	19,979,538
Columbia Gardens	Columbia, SC	12/1/2050	5.50%	13,061,000	14,619,308
Companion at Thornhill Apartments	Lexington, SC	1/1/2052	5.80%	11,294,928	12,443,147
Concord at Gulfgate - Series A	Houston, TX	2/1/2032	6.00%	19,144,400	21,366,955
Concord at Little York - Series A	Houston, TX	2/1/2032	6.00%	13,411,558	15,028,775
Concord at Williamcrest - Series A	Houston, TX	2/1/2032	6.00%	20,775,940	23,281,183
Copper Gate Apartments	Lafayette, IN	12/1/2029	6.25%	5,055,000	5,698,012
Courtyard Apartments - Series A	Fullerton, CA	12/1/2033	5.00%	10,230,000	11,184,573
Courtyard Apartments - Series B	Fullerton, CA	6/1/2019	8.00%	6,228,000	6,230,450
Cross Creek	Beaufort, SC	3/1/2049	6.15%	8,072,754	8,684,868
Crossing at 1415 - Series A	San Antonio, TX	12/1/2052	6.00%	7,474,716	8,075,454
Decatur Angle	Fort Worth, TX	1/1/2054	5.75%	22,630,276	24,575,792
Esperanza at Palo Alto	San Antonio, TX	7/1/2058	5.80%	19,487,713	21,838,166
Glenview - Series A	Cameron Park, CA	12/1/2031	5.75%	4,581,930	5,105,954
Greens of Pine Glen - Series A	Durham, NC	10/1/2047	6.50%	8,032,000	8,850,686
Greens of Pine Glen - Series B	Durham, NC	10/1/2047	12.00%	933,928	1,083,717
Harden Ranch - Series A	Salinas, CA	3/1/2030	5.75%	6,775,508	7,783,065
Harmony Court Bakersfield - Series A	Bakersfield, CA	12/1/2033	5.00%	3,730,000	4,042,844
Harmony Terrace - Series A	Simi Valley, CA	1/1/2034	5.00%	6,900,000	7,547,686
Heights at 515 - Series A	San Antonio, TX	12/1/2052	6.00%	6,843,232	7,565,754
Heritage Square - Series A	Edinburg, TX	9/1/2051	6.00%	10,958,661	11,852,542
Las Palmas II - Series A	Coachella, CA	11/1/2033	5.00%	1,692,774	1,833,961

22

			Base
		Maturity	Interest	Principal	Estimated
Property Name	Location	Date	Rate	Outstanding	Fair Value

Live 929	Baltimore, MD	7/1/2049	5.78%	39,875,000	43,114,383
Montclair - Series A	Lemoore, CA	12/1/2031	5.75%	2,482,288	2,729,040
Montecito at Williams Ranch - Series A	Salinas, CA	10/1/2034	5.50%	7,690,000	8,663,133
Oaks at Georgetown - Series A	Georgetown, TX	1/1/2034	5.00%	12,330,000	13,023,579
Ohio Bond - Series A	Ohio	6/1/2050	7.00%	13,989,000	14,230,675
Ohio Bond - Series B	Ohio	6/1/2050	10.00%	3,520,900	3,572,234
Pro Nova - 2014-1	Knoxville, TN	5/1/2034	6.00%	10,000,000	10,047,123
Renaissance - Series A	Baton Rouge, LA	6/1/2050	6.00%	11,123,800	12,507,480
Rosewood Townhomes - Series A	Goose Creek, SC	7/1/2055	5.75%	9,280,000	8,633,821
Rosewood Townhomes - Series B	Goose Creek, SC	8/1/2055	12.00%	470,000	471,217
Runnymede	Austin, TX	10/1/2042	6.00%	10,040,000	10,104,280
San Vicente - Series A	Soledad, CA	11/1/2033	5.00%	3,490,410	3,781,531
Santa Fe - Series A	Hesperia, CA	12/1/2031	5.75%	3,007,198	3,408,401
Seasons at Simi Valley - Series A	Simi Valley, CA	9/1/2032	5.75%	4,325,536	4,980,862
Seasons Lakewood - Series A	Lakewood, CA	1/1/2034	5.00%	7,350,000	8,004,929
Seasons San Juan Capistrano - Series A	San Juan Capistrano, CA	1/1/2034	5.00%	12,375,000	13,477,687
Seasons San Juan Capistrano - Series B	San Juan Capistrano, CA	1/1/2019	8.00%	5,574,000	5,572,922
Silver Moon - Series A	Albuquerque, NM	8/1/2055	6.00%	7,822,610	8,601,550
Solano Vista - Series A	Vallejo, CA	1/1/2036	5.85%	2,665,000	2,665,000
Solano Vista - Series B	Vallejo, CA	1/1/2021	5.85%	3,103,000	3,103,000
South Pointe - Series A	Hanahan, SC	7/1/2055	5.75%	21,600,000	20,185,684
South Pointe - Series B	Hanahan, SC	8/1/2055	12.00%	1,100,000	1,102,330
Southpark	Austin, TX	12/1/2049	6.13%	13,155,000	14,106,572
Summerhill - Series A	Bakersfield, CA	12/1/2033	5.00%	6,423,000	6,931,639
Sycamore Walk - Series A	Bakersfield, CA	1/1/2033	5.25%	3,598,006	3,961,411
The Palms at Premier Park	Columbia, SC	1/1/2050	6.25%	19,044,617	21,239,408
The Village at Madera - Series A	Madera, CA	12/1/2033	5.00%	3,085,000	3,314,934
Tyler Park Townhomes	Greenfield, CA	1/1/2030	5.75%	5,903,368	6,634,441
Village at Avalon	Albuquerque, NM	1/1/2059	5.80%	16,400,000	17,808,802
Village at River's Edge	Columbia, SC	6/1/2033	6.00%	9,938,059	11,359,173
Vineyard Gardens - Series A	Oxnard, CA	1/1/2035	5.50%	3,995,000	4,529,351
Westside Village Market	Shafter, CA	1/1/2030	5.75%	3,857,839	4,341,275
Willow Run	Columbia, SC	12/1/2050	5.50%	12,879,000	14,415,571
Woodlynn Village	Maplewood, MN	11/1/2042	6.00%	4,221,000	4,255,155
Total Mortgage Revenue Bonds				$677,698,116	$732,153,435

OTHER INVESTMENTS

DECEMBER 31, 2018

	Weighted	Weighted
Name	Average Lives	Avg. Coupon Rate	Principal Outstanding	Estimated Fair Value

Public Housing Capital Fund Trust Certificate I	6.49	5.33%	$24,913,137	$24,894,527
Public Housing Capital Fund Trust Certificate II	5.56	4.35%	9,536,832	9,116,553
Public Housing Capital Fund Trust Certificate III	6.76	5.30%	15,199,430	14,661,006
			$49,649,399	$48,672,086

23